UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2018

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 351-7300

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 19, 2018, Hudson Global, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the following matters were submitted to a vote of the stockholders of the Company:

The Company’s stockholders elected the following directors to hold office until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified. The final votes with respect to the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Alan L. Bazaar	19,647,177	1,894,386	4,838,881

Richard K. Coleman, Jr.	19,699,761	1,841,802	4,838,881

Jeffrey E. Eberwein	19,687,868	1,853,695	4,838,881

Ian V. Nash	19,699,761	1,841,802	4,838,881

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

16,192,358	5,336,090	13,115	4,838,881

The Company’s stockholders ratified the appointment of KPMG LLP as independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2018. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

26,267,680	112,354	410	0

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation designed to protect the tax benefits of the Company’s net operating losses. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

19,545,424	1,995,716	423	4,838,881

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the minimum number of directors constituting the entire Board of Directors from five to three. The final vote with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

21,598,706	4,781,074	664	4,838,881

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Dated: July 24, 2018	By:	/s/ Jeffrey E. Eberwein
		Name:	Jeffrey E. Eberwein
		Title:	Chief Executive Officer